Verta ENERGY

Integrated Waste to Energy

Waste to Energy Production through Vertical Integration

June 2011

RIV4ERS

Verta Energy is the operating name for Four Rivers Bio Energy Inc's Waste-to-Energy business

Forward Looking Statements

Statements about the Company's expectations, including revenue and earnings and all other statements in this presentation, other than historical facts, are "forward looking" statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward looking statements involve risks and uncertainties and are subject to change at any time. The Company's actual results could differ materially from expected results. In reflecting subsequent events or circumstances, the Company undertakes no obligation to update forward looking statements.

Content of this Corporate Presentation

Verta Energy

Verta Energy is positioned to become a differentiated Waste-to-Energy business. It is nearing the end of its development cycle and is close to commencing commercial scale production of renewable electricity at its first Waste-to-Energy plant in the United Kingdom

Its business plan involves it in being both:

A — **An established specialist waste oil collection, handling and processing business**

B — **A low cost renewable electricity generating business, selling directly into the power grid**

all within one highly efficient integrated business model

integrating the natural cycle from organic liquid waste through to renewable power

Key Points

- Development of first Waste-to-Energy Plant virtually complete, very low capital base. Capacity of up to 50MW.
- No technology risk – all processes and plant have been thoroughly tested and is based on proven technology
- 'Black-box' knowhow – 'Customised Generator Fuel' from waste liquid biomass
- Energy producer that is vertically integrated into the supply chain to reduce cost and minimise supply chain risk
- Highly efficient integrated business model (closed loop waste-to-energy)
- Renewable Electricity generates 'super-income' from Renewable Obligation Credits
- Capacity to replicate several times in other geographies
- Significant asset base with relatively very small debt carry
- Strong, experienced, diverse and unified management team

BUSINESS OVERVIEW

Business Model – Operational Flow

Captive Feedstock	Verta's Integrated Waste-to-Energy Process			Revenue
Waste Oils	Oil Processing Plant	Energy Centre	Electricity Substations	Electricity
Vertical Integration Into supply chain	'Black Box' processing waste into Verta's 'Customised Generator Fuel'	Diesel Generators tuned to burn Customised Generator Fuel	On site access to power grid	Sale of electricity and Renewable Obligation Credits

Integrated Operational Flow

Captive Feedstock → Verta's Integrated Waste-to-Energy Process → Revenue



Captive specialist waste oil collection business: ML Oils Ltd

Oil Processing Plant

Energy Centre

On-site Electricity Substations

On-site access to power grid





Verta's' Black Box' Waste Processing Plant



Verta's Customised Generator Fuel



Verta's first 1MW power unit installed in situ in the Energy Centre and fully operational

Waste-to-Energy Business Model

Verta's Waste-to-Energy Plant may be viewed as an integrated, logical flow through operating 'zones':

- **ML Oils -** Specialist sourcing of waste liquid biomass from producers and collectors and initial screening / cleaning. Established, proven, high growth potential business acquisition
- **Verta's Waste Oil Processing Plant * -** Was an established part of the acquired plant. Comprises unique know-how and process infrastructure to convert used oils into a viable generator fuel (Verta's 'Customised Generator Fuel') – we term this our 'Black Box'
- **Verta's Energy Centre* -** Substantial energy generation facility reclaimed from the acquired plant's infrastructure**.** Purpose built to house several heat and power generators which use our Customised Generator Fuel as a fuel to power diesel generators to produce heat (recycled) and renewable electricity
- **Verta's Electricity Sub-Stations*** - On site access to the electricity power grid to produce revenue in the form of electricity tariff under PPA and valuable ROC's

* Existing physical zoned areas within our UK Waste-to-Energy Plant

Inherently Strong Profitability

- ✓ Very low capital base, relative to other renewable energy producers
- ✓ Captive waste feedstock sourced at waste production point through established specialist waste handling subsidiary - ensures lowest cost supply, quality control and traceability, cushion against market price volatility, relatively assured supply
- ✓ All key parts of the business cycle are on one site. Operational integration delivers substantial economies (economic , process, power self-sufficiency, logistics)
- ✓ Captive 'Black Box' process to convert waste to 'Customised Generator Fuel', results in low cost, proprietary, viable, stable generator fuel
- ✓ Technology risk eliminated – all processes are proven and established:
  - ✓ Black Box waste processing is very well established by Verta and thoroughly tested
  - ✓ Electricity Generators are sourced from world-class manufacturers (first generator is a Cummins 1MW unit) and thoroughly proven
  - ✓ Use of Customised Generator Fuel as a fuel for generators is proven
- ✓ Renewable source of electricity ('waste liquid biomass') delivers Renewable Obligation Credits which drives substantial, sustainable revenue

Clean Power

- Use of 100% waste liquid biomass creates electricity from renewable waste feedstock
- Fuels derived from Waste Vegetable Oil reduce Greenhouse Gas emissions compared to fossil fuels by **84.6%**, compared to 60% reductions for virgin oil and 40% for wheat based ethanol*
- Verta emphasis on high chimney stacks further emphasises our ‘clean’ emissions foundation

*source OFGEM



High chimney stacks at
Verta's Waste to Energy Plant

Capacity overview

- Existing supply of waste oils – 5,500 Metric Tonnes per annum ('MT p.a.'). Several initiatives exist to aggressively grow this volume
- Existing oil processing plant capacity – 65,000 MT p.a. of waste oil
- Existing Energy Centre Capacity – will accommodate up to 20Mega Watts ('MW') generation capacity, with plenty of room to expand to 50MW
- Existing generators – first installed, operational generator 1 MW already in place: others will easily be added in modules of 1MW or more – highly flexible
- On site sub-station capacity to sell into power grid approximately 50MW.

Note: Please refer to Glossary of terms, facts and figures at end of presentation pack

Timeline: Completed Milestones

- Acquired (April 2009) and completely re-developed (2009-2011) a large brownfield site into Verta's purpose built Integrated Waste-to-Energy Plant, providing accelerated entry into Waste-to-Energy.Cost to replicate would be likely to exceed $100m and from greenfield it would take 3-4 years of planning and permitting.

- Reclaimed, tested and improved (2009/10) an oil processing plant (part of the brown field acquisition) into Verta's own purpose built waste oil processing 'black-box'. Converts waste used oils into Verta's own 'Customised Generator Fuel' using Verta's own processes and methodologies.

- Identified and contracted to acquire (May 2011) a well established waste oil collection, aggregation and handling company (including its expert management), to become the corner-stone to Verta's supply chain vertical integration strategy.

- Acquired, installed, tested and operated (June 2011) Verta's first complete power generation unit (1MW Cummins diesel generator). Proof of concept that electricity can be generated using Verta's Customised Generator Fuel developed from Waste used cooking oils.

Timeline: Future

- Obtain OFGEM ROC accreditation* (process is well advanced)
- Roll out Energy Generation Capacity in stages, by acquiring and installing further generator sets (having proven concept with the first 1MW unit). Growth is modular:
  - 7MW expected Autumn 2011
  - 20 MW expected in stages 2012
  - 50MW target for 2013
- Build volume of captive used oil feedstock around cornerstone acquisition (see next slide for supply chain growth strategy)
- Replicate Verta's UK model in other regions in US/Europe
- Initial target to reach 100MW production of electricity from waste liquid biomass by 2013.
- Possible first US plant in substantial green-field land site owned in Kentucky

* See slide on Glossary, facts and figures

Supply Chain Strategy

- Vertical Integration:
  - Acquire cornerstone specialist waste oil collection and aggregation business (achieved through ML Oils acquisition – May 2011)
  - Leverage ML Oils market reach with Verta's substantial on site waste oils handling plant
  - Leverage ML Oils market reach by fuelling ML with working capital
  - Effect classic roll-up acquisition and integration strategy around ML Oils cornerstone
- Wider Markets:
  - Import opportunities – price arbitrage
  - Our processing know-how can handle product that has deteriorated in shipment
- Front-end Technology broadens feedstock choice:
  - Established technologies can be interfaced with the front-end of Verta's oil processing plant to broaden type and quality of waste feedstock
- Crush and Backhaul Business
  - Increase captive waste oils through crushing, refining and selling virgin oils under waste oil back haul arrangements (see next slide)
  - Waste-to-Energy plant already has 'clean room area' prepared and ready for grain handling, crush and refinery plant
  - Verta management has extensive experience in grain supply and crush and ML Oils has experience in 'back-haul

Crush and Backhaul Initiative

Farmers JV | On-Site Crush Plant | Supply and Back-Haul | Used Oil feedstock

Rape Seed

Regional Farmers' Cooperative grain supply JV with Verta

Crush and Refinery Plant

Existing grain handling and crush plant building on-site

Sell Virgin Oil to Food Producers

Used Cooking Oils

- Sell Virgin Oils to Food Processing Companies under contract to 'back-haul' used oils
- Closed loop: sell quality Rape Meal back to Farmers' Cooperative

Verta's Used Oil Processing Plant

Source of captive waste oil into Verta's Oil Processing Plant

VERTA'S WASTE TO ENERGY PLANT IN PICTURES

UK Site and Infrastructure



UK Site – Zoning overlay



Water Treatment
Storage Expansion
Inventory and other storage Space
Used Oil Storage
Oil Processing Plant
Processed Oil Storage
Surplus Equipment Area
Energy Centre
Rapeseed Crush & Virgin Oil Processing
Workshop
Security & Weighbridge
Logistics, Laboratory & Administration Centre
Effluent Treatment

Energy Centre – First Generator Installed







Energy Centre – Supply System



Used Oil Processing Plant

Processing Waste Oils into Customised Generator Fuel



Electricity Sub-Station

Captive Access to the Power Grid





Interior views of one of Verta's on-site electricity sub-stations, which provide captive access directly into the electricity power-grid and will handle up to 50MW of power

Grain Handling Building

Future initiative: Ready to take Crush Plant



A view of part of the restored building complex that was formerly a clean room used to store pharmaceuticals and is considered ideal, in its restored state, to use as a grain handling and crush plant building, which is one part of the planned multiple vertical integration (supply chain) strategy that Verta plans to launch in 2012

STRONG, EXPERIENCED & DIVERSE SKILL SET OF MANAGEMENT TEAM

Senior Team

Steve Padgett, CEO & Director

- A Chartered Accountant who specialised in Corporate and Project Finance, mergers, acquisitions and disposals in a UK practice. Also has an Engineering background with ICI.
- Performed the roles of FD, COO and CEO of a number of listed companies over the past 10 years and has been involved in multi million dollar petrochemical and renewable projects. Led the organic and acquisition growth of Supporta plc as the CEO from 2005 to 2007, completing seven acquisitions, three disposals and created a team of 2800 staff in 29 offices across the UK
- Was instrumental in the acquisitions and financings completed by Four Rivers to date and was appointed as CEO in October 2009

Martin Thorp, CFO & Director

- Former Managing Partner with Arthur Andersen in London and New York
- Formed Arthur Andersen's first dedicated Corporate Finance practice, initially in London in 1990. Subsequently grew that business into a $1bn global restructuring and corporate finance firm of which he was CEO until 2003
- Subsequently involved in several corporate ventures, small cap quoted companies and executive board positions – engaged as CFO / director of Verta since 2008.

Senior Team

Gary Hudson, Founder, SVP Operations & Director

- 40 years providing consultancy and project management services to the petrochemical and renewable energy sectors
- Previous Project Director of GTL Resources, developing gas to liquids methanol and bio-energy projects
- Held senior and corporate management positions at Bechtel, Dragados, Mannai Corporation, Fred Olsen, Matthew Hall and Brown & Root

Paul Watts, Head of UK Site Operations

- Previously with the BAT conglomerate, involved in development of Greenfield sites which involved plant installations, staff recruitment, employee training, and performance development projects
- Human Resource Director in a multi-site, blue chip manufacturing and retail group employing in excess of 6,000 people in the UK and overseas

Senior Team

Stuart Hackett, Commercial Manager

- Previously with North East Biodiesel. Researched, designed, and built a rape seed extraction plant capable of producing in excess of 250 tons of virgin oil per week
- Very involved in the work of NEPIC, a body representing Bioenergy and chemical processing businesses in the North East of England
- Leading reconfiguration of the UK site to implement the Waste to Energy Plant as well as the commercial and operational arrangements for the planned Rapeseed Crush Plant

Anthony Hackett, UK Project & Logistics Manager

- Managing the logistics of feedstock and off take products from the Rapeseed Crush Plant
- Qualified in logistics management, and was involved in setting up A.M. Commercials to sell plant and equipment worldwide
- Helped set up North East Biodiesel Ltd and was heavily involved in research, development and installation behind seed extraction plant

Senior Team

Martin Corbett, Waste Oil Supply Manager

- Managing director and owner of ML Oils (which Verta has contracted to acquire)
- Outstanding understanding of and network within the waste cooking oil business and this specialist waste product
- Will spear-head the growth of Verta's waste oils procurement

Gordon Weightman, Quality Manager

- Gordon is a qualified mechanical engineer and has over 40 years experience in the project management of major offshore and onshore projects.
- Has worked for both large and small engineering companies internationally and implemented quality management systems which were ultimately accredited by certifying authorities to ISO9001.
- In recent years Gordon has diversified into renewable energy project development and was a key player, with Gary Hudson, in founding the concept behind Four Rivers formation in 2007

Senior Team

George Mitcheson, Project Engineering Manager

- George is a time served engineer who has progressed in his career through various senior engineering roles in chemical manufacturing and processing
- He has over 30 years experience and knowledge of the Northumberland site, through its various forms and has therefore a unique understanding of all areas of the site, its history and formation
- George is currently part of the team responsible for ongoing project engineering design and delivery within agreed budgets, though its expansion phases

TO SUMMARISE

Summary

- Renewable energy producer that is vertically integrated into the supply chain to reduce cost and minimise supply chain risk
- Strong, experienced, diverse and unified management team
- Inherently Profitable Business Model
- All aspects of Business Model proven
- First Integrated Waste-to-Energy Plant virtually complete
- Very low capital cost due to distressed asset acquisitions
- Free of technology risk
- ‘Black-box’ knowhow – ‘Customised Generator Fuel’
- Capacity to replicate several times in other geographies
- Substantial asset value (replacement cost) with relatively very small debt carry

GLOSSARY OR TERMS, FACTS AND FIGURES

Glossary of Terms

Facts & Figures

- A Megawatt (MW) is a unit of power (a million watts), a generator that is said to generate 1MW will generate 1MW continuously whilst it is in use
- Normal operating rates for each generator will be between 70% and 80%
- A Megawatt hour (MWh) is the constant flow of a MW of power for an hour, so a 1MW generator running for one hour generates 1MWh at a 100% operating rate
- 1MWh maintains on average, 1,000 homes for an hour
- A Metric Tonne (MT) is a unit of weight. Waste oil is measured in MT and is described in this presentation as MT per annum (being the throughput of product during a year through the process described measured in Metric Tonnes)
- 1 Metric Tonne equals 1,000 Kg., 2,204 lbs., or 1.102 US Short tons
- There are approximately 1,070 Litres of Used Cooking Oil per Metric Tonne
- For illustrative purposes, we have established a reasonable and approximate working assumption for Verta's plant, that for every 1,000 Metric Tonnes ('MT') of waste oil product input into the processing plant per annum, the power generated is approximately 500 Kilowatt hours (KWh) on a continuous basis throughout the year, which 24/7 delivers 4,380 MWh in a year

Glossary of Terms

Facts & Figures

- Renewable Obligation Credits ('ROC')
  - U.K. utilities are required to generate a set percentage (15% by 2020) of their total power from renewable resources, in effect by law through 2037
  - ROCs are issued to accredited generators for eligible renewable electricity generated within the U.K. and supplied to customers within the U.K. by a licensed supplier
  - Utilities may buy ROCs to offset their obligations, otherwise they pay high penalties
  - There is a growing market in ROC trading
  - 1 ROC is issued for each MWh of eligible renewable output generated
  - Liquid biomass and Virgin Oil attract 2 ROC'S per MWh, subject to the OFGEM (UK Regulator) Accreditation Process

- ROC Pricing:
  - Base Price: $55.00 per ROC
  - Market Price: $75.13 per ROC (as of 3/31/2011)

- Electricity Pricing
  - Base Price $73 per MWh

- Other Benefits
  - There are other benefits available for power generation in the UK (potential value of up to $18 per MWh).